UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-06400
The Advisors’ Inner Circle Fund
(Exact name of registrant as specified in charter)

101 Federal Street
Boston, MA 02110
(Address of principal executive offices) (Zip code)
SEI Corporation
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 446-3863
Date of fiscal year end: October 31, 2010
Date of reporting period: October 31, 2010

Item 1.	Reports to Stockholders.

FMC STRATEGIC VALUE FUND
P.O. Box 219009
Kansas City, MO 64121-9009
Adviser:
FIRST MANHATTAN CO.
437 Madison Avenue
New York, NY 10022
Distributor:
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, PA 19456
Administrator:
SEI INVESTMENTS GLOBAL FUNDS SERVICES
Oaks, PA 19456
Legal Counsel:
MORGAN, LEWIS & BOCKIUS LLP
1111 Pennsylvania Ave., N.W.
Washington, DC 20036
This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q (Quarterly Schedule of Portfolio Holdings) are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-877-FMC-4099 (1-877-362-4099); information on voted proxies is also available on the SEC’s website on Form N-PX at http://www.sec.gov.
FMC-AR-001-1000
FMC STRATEGIC VALUE FUND
Annual Report
October 31, 2010
Advised By:
FIRST MANHATTAN CO.

Manager’s Discussion of Fund Performance
Dear Shareholders:
The following table summarizes performance data for the FMC Strategic Value Fund (the “Fund”) for the periods indicated:

	Periods Ended October 31, 2010
	Six months	Twelve months
FMC Strategic Value Fund	(2.11%)	+20.27%
Russell 2000 Value Index	(4.77%)	+24.43%
We are pleased with our performance for the fiscal year ended October 31, 2010. Although we lagged somewhat compared to our benchmark, the Russell 2000 Value Index, our performance followed a near 19% gain in fiscal 2009 during which the Russell 2000 Value Index was up 2%. In the fiscal year ended 2010, we also compared favorably with the S&P 500 Index which rose by 16.5%.
On balance, our appreciation last year was broad based across the portfolio. Well above average gains/recovery were achieved by Agrium, Commercial Vehicle Group, Federal Mogul, Huntsman and Polycom. In addition, ATC Technology was acquired by a strategic buyer at a price which resulted in an attractive profit. We also exited our remaining position in Core Labs at a significant profit. We initiated our position in Core Labs at a cost of $7.50 per share eight years ago and sold our remaining shares at just under $80 per share. Needless to say, we have high regard for Core Labs’ management, but at a near 30 P/E multiple, it was a valuation with which we were no longer comfortable. Our investment in Core Labs is an excellent example of our “Buy and Hold” strategy for achieving our objective of long-term appreciation. This contrasts with the short-term investment focus of many hedge funds which seem to garner a disproportionate share of media attention.
Conversely, our results for the year, and for the last six months as well, were negatively affected by certain energy holdings which declined in value. Petroplus, a large European refiner, has been hurt by weak refining margins; Hercules Offshore, an offshore drilling company, was adversely impacted by the BP oil spill in the Gulf of Mexico and the subsequent drilling moratorium. Range Resources, one of our largest holdings, retreated as a result of the oversupply of natural gas which has led to depressed wellhead prices. We think Range has a significantly undervalued resource base and remain confident in its long-term appreciation potential. We also exited our position in Furniture Brands at a loss.
In previous letters we have commented on the steady trend in redemptions from equity mutual funds in general and our Fund in particular. These redemptions have occurred in the face of a recovering stock market, including solid gains in September and October. Throughout this time, we emphasized the low fundamental valuations and accordingly had drawn our cash position down to around 3%, which is the equivalent of being fully invested. We note that more recently the tide has turned somewhat; net funds are being invested for the first time in over two years. As contrarians, this has caused us to pause and be somewhat more cautious; in response, we have raised our cash position, now around 10%.
Notwithstanding the economic/political cross-currents which have caused the short-term outlook to appear cloudy, we feel very good about the long-term appreciation potential of our portfolio, even in a modestly improving economic environment. As a result of cost cutting and balance sheet restructuring during the recession, many companies in our portfolio are poised to exhibit positive operating profit leverage in a recovery. While some are already enjoying this trend, we are not ready to suggest that this scenario is already discounted in the market.
Two new portfolio additions over the past six months include Harsco Corp. and Approach Resources. Our timing on one purchase has proved premature while the other has proved timely.
Harsco is a diversified industrial service company with customers largely in the construction, railroad and steel industries. Its niche businesses servicing the latter two markets have strong double digit margins and are showing growth; however, overall corporate results have been hampered by extended weakness largely in the commercial construction sector which is serviced by Harsco’s infrastructure segment including its scaffolding and concrete forming business where it is a global leader.
We acquired our position at around $33 per share. Although well into the construction industry downturn and presumably with low expectations, the purchase nevertheless has proved premature as short-term results have been more disappointing than expected causing the stock to decline by 30%. Despite this issue, Harsco is still solidly profitable, generating good free cash flow and its balance sheet is solid. Assuming a modest recovery over the next two years, Harsco is currently selling for a multiple of less than 4 times our estimate of total market value to EBITDA (earnings before interest, taxes, depreciation and amortization). Shareholders should note that we have taken a tax loss by selling our high cost stock, but by the time this report is published, we expect to have reestablished our position.
Approach Resources is a relatively small exploration and production company with oil and gas producing properties located in the Permian Basin of west Texas. The company has a proven record of growing production and reserves at a low finding cost. At our purchase price of around $9 per share, we acquired Approach’s reserves at under $1 per mcfe (thousand cubic feet equivalent) which compares with industry wide replacement rates in the range of $2-$3 per mcfe. Furthermore, even though natural gas prices are depressed at around $4 per mcf (thousand cubic feet). Approach should still generate close to $2 per share in cash flow this year. At a multiple of less than five times, we consider it to be conservative.
A combination of two events has caused the stock price to double since our purchase. A scheduled change in contract terms in one field will cause a sizable increase in the yield of natural gas liquids (NGLs) net to Approach’s interest starting in 2011. Because NGLs sell for about twice the price of its natural gas equivalent, this should have a positive effect on future cash flow. Also, as a result of geologic studies conducted by Approach’s engineers, they now believe that certain zones within existing producing wells could be productive. The company intends to explore this potential actively next year. Although generally we are hesitant to take short-term profits, given the sizable appreciation we have trimmed our position.
We appreciate your continued confidence.
Sincerely,
Edward I. Lefferman
Portfolio Manager
The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Comparison of Change in the Value of a $10,000 Investment
in the FMC Strategic Value Fund versus the Russell 2000 Value Index
AVERAGE ANNUAL TOTAL RETURN(1)
FOR THE PERIODS ENDED OCTOBER 31, 2010

1 Year	3 Year	5 Year	10 Year
Return	Return	Return	Return

20.27%	(3.08%)	4.59%	10.69%

(1)	The data quoted herein represents past performance; past performance does not guarantee future results. The return and value of an investment in the Fund will fluctuate so that, when redeemed, the investment may be worth less than its original cost. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not include any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers were applied during earlier periods; if they had not been in effect, performance would have been lower. For performance data current to the most recent month end, please call 1-877-FMC-4099 (1-877-362-4099).

(2)	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(3)	Portfolio composition percentages are based upon the total investments of the Fund.

Schedule of Investments	FMC Strategic Value Fund

October 31, 2010

		Value
	Shares	(000)

Common Stock (89.7%)

Automotive (11.0%)
Drew Industries*	350,000	$7,375
Federal-Mogul*	463,000	9,181
Spartan Motors	825,000	4,191

		20,747

Basic Industry (5.0%)
Harsco	164,000	3,802
Mueller Industries	190,000	5,586

		9,388

Energy (14.3%)
Approach Resources*	500,000	7,725
CE Franklin Ltd.*	800,000	5,352
Hercules Offshore*	50,000	118
Petroplus Holdings*,(1)	136,500	1,614
Range Resources	190,000	7,104
Weatherford International Ltd.*	300,000	5,043

		26,956

Financial Services (4.8%)
American Safety Insurance Holdings Ltd.*	250,000	4,642
Old Republic International	335,000	4,422

		9,064

Food (2.7%)
Agrium	58,000	5,134

Industrial/Manufacturing (11.6%)
Actuant, Cl A	67,400	1,515
Allegheny Technologies	90,000	4,742
AZZ	89,000	3,305
Huntsman	480,000	6,648
Mettler-Toledo International*	24,000	3,133
Neenah Paper	157,000	2,410

		21,753

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	FMC Strategic Value Fund
October 31, 2010

	Shares/Face
	Amount	Value
	(000)	(000)

Miscellaneous Consumer (12.8%)
Blyth	21,250	$853
Dorel Industries, Cl B	128,000	4,274
Ethan Allen Interiors	63,900	969
Jarden	300,000	9,618
Prestige Brands Holdings*	775,000	8,331

		24,045

Printing & Publishing (5.6%)
Cenveo*	815,000	4,483
RR Donnelley & Sons	325,000	5,996

		10,479

Real Estate Investment Trust (2.7%)
Mack-Cali Realty	50,000	5,037

Services (7.3%)
American Reprographics*	525,500	3,742
Moody’s	86,300	2,335
United Stationers*	135,000	7,587

		13,664

Technology (6.3%)
Polycom*	220,000	7,431
Tekelec*	333,000	4,336

		11,767

Telecommunications (2.3%)
Frontier Communications	500,000	4,390

Transportation Equipment (3.4%)
Commercial Vehicle Group*	470,000	6,312

Total Common Stock
(Cost $153,540)		168,736

Corporate Obligations (0.9%)
Cenveo
7.875%, 12/01/13	$1,350	1,320
Mueller Industries
6.000%, 11/01/14	425	422

Total Corporate Obligations (Cost $1,728)		1,742

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	FMC Strategic Value Fund
October 31, 2010

		Value
	Shares	(000)

Short-Term Investment (8.2%)
Dreyfus Treasury Prime Cash Management Fund, 0.001%(2) (Cost $15,321)	15,321,432	$15,321

Total Investments (98.8%) (Cost $170,589)		$185,799

Percentages are based on Net Assets of $188,051 (000).

*	Non-income producing security.

(1)	Security is traded on a foreign stock exchange.

(2)	The rate shown is the 7-day effective yield as of October 31, 2010.
Cl — Class
Ltd. — Limited
The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000)	FMC Strategic Value Fund
October 31, 2010

Assets:
Investments at Value (Cost $170,589)	$185,799
Receivable for Investment Securities Sold	2,435
Dividend and Interest Receivable	122
Receivable for Capital Shares Sold	22
Other Assets	14

Total Assets	188,392

Liabilities:
Payable to Investment Adviser	157
Payable for Capital Shares Redeemed	122
Payable to Administrator	19
Payable to Trustees and Officers	4
Other Accrued Expenses	39

Total Liabilities	341

Net Assets	$188,051

Net Assets Consist of:
Paid-in Capital	$173,028
Accumulated Net Realized Loss on Investments	(187)
Net Unrealized Appreciation on Investments	15,210

Net Assets	$188,051

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	8,825,991	(1)

Net Asset Value, Offering and Redemption Price Per Share	$21.31

(1)	Shares have not been rounded.
The accompanying notes are an integral part of the financial statements.

Statement of Operations (000)	FMC Strategic Value Fund
For the Year Ended October 31, 2010

Investment Income:
Dividend Income (Less Foreign Taxes Withheld of $13)	$2,115
Interest Income	116

Total Investment Income	2,231

Expenses:
Investment Advisory Fees	1,820
Administration Fees	216
Trustees’ and Officers’ Fees	14
Transfer Agent Fees	53
Professional Fees	44
Registration and Filing Fees	20
Custodian Fees	8
Printing Fees	5
Other Expenses	17

Total Expenses	2,197

Net Investment Income	34

Net Realized Gain on Investments	3,058
Net Change in Unrealized Appreciation on Investments	29,856

Net Realized and Unrealized Gain on Investments	32,914

Net Increase in Net Assets Resulting From Operations	$32,948

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (000)	FMC Strategic Value Fund
For the Years Ended October 31,

	2010	2009

Operations:
Net Investment Income	$34	$54
Net Realized Gain (Loss) on Investments	3,058	(1,870)
Net Change in Unrealized Appreciation on Investments	29,856	25,116

Net Increase in Net Assets Resulting from Operations	32,948	23,300

Dividends and Distributions:
Net Investment Income	(118)	(124)
Net Realized Gain	—	(244)
Return of Capital	—	(199)

Total Dividends and Distributions	(118)	(567)

Capital Share Transactions:
Issued	8,900	7,013
In Lieu of Dividends and Distributions	117	562
Redeemed	(23,446)	(25,868)

Net Decrease in Net Assets Derived from Capital Share Transactions	(14,429)	(18,293)

Total Increase in Net Assets	18,401	4,440

Net Assets:
Beginning of Year	169,650	165,210

End of Year	$188,051	$169,650

Undistributed Net Investment Income	$—	$—

Shares Issues and Redeemed:
Issued	444	471
In Lieu of Dividends and Distributions	6	42
Redeemed	(1,193)	(1,971)

Net Decrease in Shares Outstanding from Capital Share Transactions	(743)	(1,458)

Amounts designated as “—” are $0.
The accompanying notes are an integral part of the financial statements.

Financial Highlights	FMC Strategic Value Fund
For a Share Outstanding Throughout Each Year
For the Years Ended October 31,

			Realized										Ratio
	Net		and						Net		Net		of Net
	Asset		Unrealized		Dividends	Distributions		Total	Asset		Assets,	Ratio	Investment
	Value,	Net	Gain	Total	from Net	from		Dividends	Value,		End	of Expenses	Income	Portfolio
	Beginning	Investment	(Loss) on	from	Investment	Realized	Return of	and	End	Total	of Year	to Average	to Average	Turnover
	of Year	Income(1)	Investments	Operations	Income	Gains	Capital	Distributions	of Year	Return(2)	(000)	Net Assets	Net Assets	Rate
2010	$17.73	$—	$3.59	$3.59	$(0.01)	$—	$—	$(0.01)	$21.31	20.27%	$188,051	1.21%	0.02%	21%
2009	14.98	0.01	2.79	2.80	(0.01)	(0.02)	(0.02)	(0.05)	17.73	18.84	169,650	1.24	0.04	11
2008	25.15	0.05	(8.75)	(8.70)	(0.07)	(1.40)	—	(1.47)	14.98	(36.30)	165,210	1.18	0.25	30
2007	23.59	0.18	2.80	2.98	(0.19)	(1.23)	—	(1.42)	25.15	12.98	268,658	1.18	0.74	20
2006	20.25	0.14	4.13	4.27	(0.13)	(0.80)	—	(0.93)	23.59	21.71	197,940	1.22	0.64	19

(1)	Per share data was calculated using average shares for the year.

(2)	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

Amounts designated as “—” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements	FMC Strategic Value Fund
October 31, 2010
1.	Organization:
The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 34 funds. The financial statements herein are those of the FMC Strategic Value Fund (the “Fund” and together with the FMC Select Fund, the “Funds”). The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of U.S. companies with small to medium market capitalizations that First Manhattan Co., investment adviser to the Fund (the “Adviser”), considers undervalued by the market. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.
2.	Significant Accounting Policies:
The following is a summary of the significant accounting policies followed by the Fund.
Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are valued based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.
Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2010, there were no securities valued in accordance with the Fair Value Procedures.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade

Notes to Financial Statements	FMC Strategic Value Fund
October 31, 2010
and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that materially affected the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator and the Fund holds the relevant securities, then the Administrator will notify the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received if an asset were sold or paid if a liability were transferred in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).
The three levels of the fair value hierarchy are described below:
•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments are measured at October 31, 2010:

	Level 1	Level 2	Level 3	Total
Investments in securities
Common Stock	$168,736	$—	$—	$168,736
Corporate Obligations	—	1,742	—	1,742
Short-Term Investment	15,321	—	—	15,321

Total	$184,057	$1,742	$—	$185,799

For the year ended October 31, 2010, there have been no significant changes to the Fund’s fair valuation methodologies.
For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2010, there were no Level 3 securities.
Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by

Notes to Financial Statements	FMC Strategic Value Fund
October 31, 2010
complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities.
Security Transactions and Investment Income — Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Discounts or premiums are accreted or amortized to interest income using the effective interest method. Interest income is recognized on the accrual basis from settlement date. Dividend income is recorded on the ex-date.
Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are allocated to the Fund on a pro rata basis based on the number of funds and/or relative net assets.
Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.
3.	Transactions with Affiliates:
Certain officers of the Trust are also officers of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust.
A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, each of whom is an employee of the Administrator, is paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by Securities and Exchange Commission (“SEC”) regulations. The CCO’s services and fees have been approved by and are reviewed by the Board. For the year ended October 31, 2010, the Fund was allocated CCO fees totaling $6,416.
The Fund effects brokerage or other agency transactions through the Adviser, a registered broker-dealer, and pays a brokerage commission in accordance with the Investment Company Act of 1940, the Securities and Exchange Act of 1934 and rules promulgated by the SEC. For the year ended October 31, 2010, the Adviser received $20,799 in brokerage commissions.
4.	Administration, Distribution, Transfer Agent and Custodian Agreements:
The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds for an annual fee equal to the higher of $75,000 or 0.12% of the Funds’ average daily net assets of the first $350 million, 0.10% of the Funds’ average daily net assets of the next $150 million, 0.08% of the Funds’ average daily net assets of the next $500 million, and 0.06% of the Funds’ average daily net assets in excess of $1 billion.

Notes to Financial Statements	FMC Strategic Value Fund
October 31, 2010
The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.
DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.
U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and/or sold by the Fund.
5.	Investment Advisory Agreement:
The Trust and the Adviser are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 1.00% of the Fund’s average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund’s total operating expenses to a maximum of 1.30% of the Fund’s average daily net assets. The Adviser reserves the right to terminate this arrangement at any time at its sole discretion.
6.	Investment Transactions:
The cost of security purchases and the proceeds from security sales and maturities, other than short-term investments, for the year ended October 31, 2010 , were as follows (000):

Purchases	$33,135
Sales and Maturities	40,007
7.	Federal Tax Information:
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to real estate investment trust adjustments and distribution adjustments have been reclassified to/from the following accounts as of October 31, 2010 (000):

Undistributed
Net Investment	Accumulated Net
Income	Realized Loss	Paid in Capital

$84	$(99)	$15
The tax character of dividends and distributions declared during the years ended October 31, 2010 and October 31, 2009 was as follows (000):

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
2010	$83	$35	$—	$118
2009	368	—	199	567
As of October 31, 2010 the components of distributable earnings on a tax basis were as follows (000):

Undistributed Long-Term
Capital Gains	$1,019
Unrealized Appreciation	14,004

Total Distributable Earnings	$15,023

For Federal income tax purposes, capital loss carry-forwards represent net realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future net capital gains. During the year ended October 31, 2010, the Fund utilized capital loss carryforwards of $1,940 (000) to offset capital gains.
For Federal income tax purposes, the cost of securities owned at October 31, 2010, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods.

Notes to Financial Statements	FMC Strategic Value Fund
October 31, 2010
The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at October 31, 2010, were as follows (000):

	Aggregate	Aggregate
Federal	Gross	Gross	Net
Tax	Unrealized	Unrealized	Unrealized
Cost	Appreciation	Depreciation	Appreciation

$171,795	$40,763	$(26,759)	$14,004
8.	Other:
At October 31, 2010, one shareholder of record held 92% of the Fund’s total outstanding shares. The shareholder of record was an omnibus account for the exclusive benefit of customers maintained by the Adviser, through Pershing LLC, in its capacity as a broker-dealer.
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.
9.	Recent Accounting Pronouncement:
In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.
10.	Subsequent Events:
There were no matters requiring additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
FMC Strategic Value Fund of The Advisors’ Inner Circle Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the FMC Strategic Value Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FMC Strategic Value Fund of The Advisors’ Inner Circle Fund at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
December 22, 2010

Disclosure of Fund Expenses	FMC Strategic Value Fund

(Unaudited)
All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important that you understand how these costs affect your investment returns.
Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table below illustrates your Fund’s costs in two ways:
•	Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
•	Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/10	10/31/10	Ratios	Period*

Actual Fund Return	$1,000.00	$978.90	1.20%	$5.99
Hypothetical 5% Return	1,000.00	1,019.16	1.20	6.11

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)
Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as the Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who maybe deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-362-4099. The following chart lists Trustees and Officers as of October 31, 2010.

				Number of
				Funds in
		Term of		The Advisors’
	Position(s)	Office and		Inner Circle Fund
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Other Directorships
Age[1]	the Trust	Time Served[2]	During Past 5 Years	Board Member	Held by Board Member[3]

INTERESTED BOARD MEMBERS

ROBERT A. NESHER 64 yrs. old	Chairman of the Board of Trustees	(Since 1991)	Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	34	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee Ltd., SEI Opportunity Fund, L.P,, SEI Structured Credit Fund, L.P., SEI Multi- Strategy Funds plc., and SEI Islamic Investments Fund plc.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 70 yrs. old	Trustee	(Since 1992)	Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976- 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.	34	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd., SEI Global Nominee Limited and SEI Investments — Unit Trust Management (UK) Limited.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

				Number of
				Funds in
		Term of		The Advisors’
	Position(s)	Office and		Inner Circle Fund
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Other Directorships
Age[1]	the Trust	Time Served[2]	During Past 5 Years	Board Member	Held by Board Member[3]

INDEPENDENT BOARD MEMBERS (continued)

JAMES M. STOREY 79 yrs. old	Trustee	(Since 1994)	Attorney, Solo Practitioner since 1994. Partner, Dechert, September 1987-December 1993.	34	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Massachusetts Health and Education Tax-Exempt Trust, and U.S. Charitable Gift Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P.

GEORGE J. SULLIVAN, JR. 67 yrs. old	Trustee	(Since 1999)	Self-Employed Consultant, Newfound Consultants, Inc. since April 1997.	34	Trustee of the Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI Opportunity Fund, L.P., SEI Structured Credit Fund, L.P., member of the inde- pendent review committee for SEI’s Canadian-registered mutual funds.

BETTY L. KRIKORIAN 67 yrs. old	Trustee	(Since 2005)	Vice President Compliance, AARP Financial Inc. since September 2008. Self-Employed Legal and Financial Services Consultant since 2003. In-house Counsel, State Street Bank Global Securities and Cash Operations from 1995 to 2003.	34	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

CHARLES E. CARLBOM 76 yrs. old	Trustee	(Since 2005)	Self-Employed Business Consultant, Business Project Inc. since 1997. CEO and President, United Grocers Inc. from 1997 to 2000.	34	Director, Crown Pacific, Inc. Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Number of
Funds in
		Term of		The Advisors’
	Position(s)	Office and		Inner Circle Fund	Other Directorships
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
Age[1]	the Trust	Time Served[2]	During Past 5 Years	Board Member/Officer	Board Member/Officer[3]

INDEPENDENT BOARD MEMBERS (continued)

MITCHELL A. JOHNSON 68 yrs. old	Trustee	(Since 2005)	Retired.	34	Trustee of the Advisors’ Inner Circle Fund II, and Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P.

JOHN K. DARR 66 yrs. old	Trustee	(Since 2008)	CEO, Office of Finance, FHL Banks from 1992 to 2007.	34	Director of Federal Home Loan Bank of Pittsburgh and Manna, Inc. and Trustee of the Advisors’ Inner Circle Fund II and Bishop Street Funds.

OFFICERS

PHILIP T. MASTERSON 46 yrs. old	President	(Since 2008)	Managing Director of SEI Investments since 2006. Vice President and Assistant Secretary of the Administrator from 2004 to 2006. General Counsel of Citco Mutual Fund Services from 2003 to 2004. Vice President and Associate Counsel for the Oppenheimer Funds from 2001 to 2003.	N/A	N/A

MICHAEL LAWSON 50 yrs. old	Treasurer, Controller and Chief Financial Officer	(Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments Fund Accounting from April 1995 to February 1998 and November 1998 to July 2005.	N/A	N/A

RUSSELL EMERY 47 yrs. old	Chief Compliance Officer	(Since 2006)	Director of Investment Product Management and Development at SEI Investments since February 2003. Senior Investment Analyst, Equity team at SEI Investments from March 2000 to February 2003.	N/A	N/A

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Number of
Funds in
		Term of		The Advisors’
	Position(s)	Office and		Inner Circle Fund
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Other Directorships
Age[1]	the Trust	Time Served	During Past 5 Years	Officer	Held by Officer

OFFICERS (continued)

JOSEPH M. GALLO 37 yrs. old	Vice President and Secretary	(Since 2007)	Corporate Counsel of SEI since 2007; Associate Counsel, ICMA Retirement Corporation 2004-2007; Federal Investigator, U.S. Department of Labor 2002-2004; U.S. Securities and Exchange Commission—Division of Investment Management, 2003	N/A	N/A

CAROLYN F. MEAD 53 yrs. old	Vice President and Assistant Secretary	(Since 2007)	Corporate Counsel of SEI since 2007; Associate, Stradley, Ronon, Stevens & Young 2004-2007; Counsel, ING Variable Annuities, 1999-2002.	N/A	N/A

JAMES NDIAYE 42 yrs. old	Vice President and Assistant Secretary	(Since 2004)	Employed by SEI Investments Company since 2004. Vice President, Deutsche Asset Management from 2003-2004. Associate, Morgan, Lewis & Bockius LLP from 2000-2003. Counsel, Assistant Vice President, ING Variable Annuities Group from 1999-2000.	N/A	N/A

TIMOTHY D. BARTO 42 yrs. old	Vice President and Assistant Secretary	(Since 2000)	General Counsel, Vice President and Assistant Secretary of SEI Investments Global Funds Services since 1999; Associate, Dechert (law firm) from 1997-1999; Associate, Richter, Miller & Finn (law firm) from 1994-1997.	N/A	N/A

MICHAEL BEATTIE 45 yrs. old	Vice President	(Since 2009)	Director of Client Services at SEI since 2004.	N/A	N/A

ANDREW S. DECKER 47 yrs. old	AML Officer	(Since 2008)	Compliance Officer and Product Manager, SEI, 2005 — 2008. Vice President, Old Mutual Capital, 2000-2005. Operations Director, Prudential Investments, 1998 — 2000.	N/A	N/A

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

NOTICE TO SHAREHOLDERS
OF
FMC STRATEGIC VALUE FUND
(Unaudited)
For shareholders that do not have an October 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2010, the Fund is designating the following items with regard to distributions paid during the year.

Dividends
Qualifying for
	Long-Term			Corporate				Short-Term
	Capital	Ordinary		Dividends	Qualifying	U.S.	Interest	Capital
Return	Gain	Income	Total	Receivable	Dividend	Government	Related	Gain
of Capital	Distribution	Distributions	Distributions	Deduction (1)	Income (2)	Interest (3)	Dividends (4)	Dividends (5)
0.00%	29.56%	70.44%	100.00%	100.00%	100.00%	0.00%	5.08%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemptions of these amounts in state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the Internal Revenue Code will be expiring for years beginning after December 31, 2009.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the Internal Revenue Code will be expiring for years beginning after December 31, 2009.
The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2010. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

Item 2.	Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.
(a)(1) The registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.
(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.
Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust
PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

			2010			2009
					All other fees			All other fees
				All fees and	and services		All fees and	and services
			All fees and	services to	to service	All fees and	services to	to service
			services to	service	affiliates that	services to	service	affiliates that
			the Trust that	affiliates that	did not	the Trust that	affiliates that	did not
			were pre-	were pre-	require pre-	were pre-	were pre-	require pre-
			approved	approved	approval	approved	approved	approval
(a	)	Audit Fees	$211,890	$0	$0	$244,818	$0	$0
(b	)	Audit-Related Fees	$4,000	$0	$0	$0	$0	$0
(c	)	Tax Fees	$55,000	$0	$0	$0	$0	$0
(d	)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust
E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

			2010			2009
					All other fees			All other fees
				All fees and	and services		All fees and	and services
			All fees and	services to	to service	All fees and	services to	to service
			services to	service	affiliates that	services to	service	affiliates that
			the Trust that	affiliates that	did not	the Trust that	affiliates that	did not
			were pre-	were pre-	require pre-	were pre-	were pre-	require pre-
			approved	approved	approval	approved	approved	approval
(a	)	Audit Fees	$259,524	N/A	N/A	$245,808	N/A	N/A
(b	)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c	)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d	)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A
(e)(1) Not applicable.
(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2010	2009
Audit-Related Fees	1.9%	0%
Tax Fees	26.0%	0%
All Other Fees	0%	0%
(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2010	2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $0 and $0 for 2010 and 2009, respectively.
(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2010 and 2009, respectively.
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments
Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies
Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1) Code of Ethics attached hereto.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Philip T. Masterson Philip T. Masterson, President
Date: December 17, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Philip T. Masterson

Philip T. Masterson, President
Date: December 17, 2010

By (Signature and Title)*	/s/ Michael Lawson Michael Lawson, Treasurer, Controller & CFO
Date: December 17, 2010

*	Print the name and title of each signing officer under his or her signature.